UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) Novemeber 15, 2017

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-37349	98-1188172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Katy Freeway, Suite 300, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 355-8614
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously announced, on November 15, 2017, pursuant to four separate Membership Interest Purchase Agreements (the “Purchase Agreements”), Northstar Healthcare Surgery Center - Houston, LLC ("NHSC") and Nobilis Health Corp. (the "Company"), (NHSC and the Company are each a "Buyer" and collectively "Buyers") and Elite Surgical Affiliates ("Elite") and other membership interests, (Elite and other membership interests are each a "Seller" and collectively "Sellers") finalized the Purchase Agreements dated as of November 15, 2017 ("Elite Transaction"). The Company purchased ownership interests in Elite Sinus Spine and Ortho LLC, Elite Center for Minimally Invasive Surgery, LLC, Houston Metro Ortho and Spine Surgery Center and Elite Hospital Management LLC (collectively the "Management Companies"). On November 15, 2017, the Buyers and Sellers closed the Elite Transaction pursuant to the Purchase Agreements dated November, 15, 2017. The Company subsequently filed with the Securities and Exchange Commission a current report on Form 8-K (the “Elite 8-K”) disclosing the closing of the Acquisition.
The Elite 8-K did not include the historical financial statements of the Management Companies, the unaudited pro forma condensed combined financial information of the Company (collectively, the “Financial Information”), or Exhibit A Amendment No.2 to Credit Agreement dated as of November 15, 2017 and instead the Company decided to file the Financial Information at a later date. This amendment is being filed for the purpose of satisfying the Company’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Elite 8-K.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.
The information included under Item 2.01 herein and filed below as Exhibit 10.1 of this Current Report on Form 8-K/A.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Business Acquired

The audited financial statements of the Management Companies for the year ended December 31, 2016 and 2015, including the notes to the financial statements and Independent Auditors' Report are filed as Exhibits 99.1 to 99.4 and 99.5 to 99.8 to this Current Report on Form 8-K/A, respectively. The combined unaudited financial statements of the Management Companies for the nine months ended September 30, 2017 are filed as Exhibit 99.9 to 99.12 to this Current Report on Form 8-K/A.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and the Management Companies for the year ended December 31, 2016 and as of the nine months ended September 30, 2017 are filed as Exhibit 99.13 to this Current Report on Form 8-K/A.

(c)    None.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1
Exhibit A Amendment No.2 To Credit Agreement by and between Northstar Healthcare Acquisitions, L.L.C., Nobilis Health Corp., Northstar Healthcare Holdings, Inc., the Loan Parties named therein, Compass Bank, the other lenders party thereto dated as of November 15, 2017

23.1	Consent of Desroche Partners, Independent Auditors of the Management Companies
99.1	Audited financial statements of Elite Sinus Spine and Ortho LLC as of December 31, 2016, including notes to the financial statements and Independent Auditors' Report
99.2	Audited financial statements of Elite Center for Minimally Invasive Surgery, LLC as of December 31, 2016, including notes to the financial statements and Independent Auditors' Report
99.3	Audited financial statements of Houston Metro Ortho and Spine Surgery Center as of December 31, 2016, including notes to the financial statements and Independent Auditors' Report
99.4	Audited financial statements of Elite Hospital Management LLC as of December 31, 2016, including notes to the financial statements and Independent Auditors' Report
99.5	Audited financial statements of Elite Sinus Spine and Ortho LLC as of December 31, 2015, including notes to the financial statements and Independent Auditors' Report
99.6	Audited financial statements of Elite Center for Minimally Invasive Surgery, LLC as of December 31, 2015, including notes to the financial statements and Independent Auditors' Report
99.7	Audited financial statements of Houston Metro Ortho and Spine Surgery Center as of December 31, 2015, including notes to the financial statements and Independent Auditors' Report
99.8	Audited financial statements of Elite Hospital Management LLC as of December 31, 2015, including notes to the financial statements and Independent Auditors' Report
99.9	Unaudited financial statements of Elite Sinus Spine and Ortho LLC for the nine months ended September 30, 2017
99.10	Unaudited financial statements of Elite Center for Minimally Invasive Surgery, LLC for the nine months ended September 30, 2017
99.11	Unaudited financial statements of Houston Metro Ortho and Spine Surgery Center for the nine months ended September 30, 2017
99.12	Unaudited financial statements of Elite Hospital Management LLC for the nine months ended September 30, 2017
99.13
Unaudited pro forma combined balance sheet and statement of operations as of the nine months ended September 30, 2017, as well as unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016, giving effect to the Company's acquisition of the Management Companies as if it had occured on January 1, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

/s/ David Young
David Young
Chief Financial Officer

Date: January 26, 2018